ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT is entered into as of December 24, 2007, by and between AGM, LLC, a Delaware limited liability company (“Seller”) and TEXAS AUTO CREDIT, INC., a Florida corporation (“Buyer”), and sets forth the terms and conditions whereby the Seller agrees to sell and the Buyer agrees to purchase the Transferred Assets (as such term is hereinafter defined).

W I T N E S S E T H:

     WHEREAS, Seller has acquired and as of the date hereof owns the Transferred Assets and the OCCC License; and

     WHEREAS, Seller has agreed to sell to the Buyer, and Buyer has agreed to purchase from Seller, the Transferred Assets and the OCCC License pursuant to the terms of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, the parties agree as follows:

1.      DEFINITIONS.

     As used in this Agreement (including in the preamble and recitals above), the following terms have the following definitions:

     “Agreement” means this Asset Purchase Agreement, including all exhibits and schedules hereto, as the same may be amended or supplemented from time to time in accordance with its terms.

     “Agreement to Operate” means that certain Agreement to Operate dated as of the date hereof by and between Seller and Buyer.

     “Closing” means the closing of the purchase and sale of the Transferred Assets pursuant to this Agreement.

     “Closing Date” means the date on which the Closing occurs.

     “Collections” means all payments, proceeds and/or awards, actually received by the Seller in respect of the Contract(s) in the form received, including payments made in cash and by check.

     “Collateral Document” means the certificates of title and/or lienholders notices and/or filings (if any) providing the perfection of the Former Owner’s, Consignee’s and/or Seller’s lien in the vehicle sold to the Obligor in connection with each Contract.

     “Consignee” means Auto Underwriters Finance Company, Inc., a Texas corporation and its affiliates.

     “Contract(s)” means each retail installment contract, loan agreement, note and/or security agreement evidencing indebtedness as listed on Schedule A, together with all documents and agreements delivered in connection therewith, including, without limitation, all service agreements, representations and warranties and modifications, restructurings, extensions, consolidations and amendments thereof.

     “Existing Custodian” means CAR Financial Services, Inc.

     “Former Owner” means, individually and collectively, the entities from whom the Seller acquired the Loans and Motor Vehicle Inventory pursuant to a foreclosure sale.

     “Future Collateral Document” means the certificates of title and/or lienholders notices and/or filings (if any) providing the perfection of the Former Owner’s, Consignee’s and/or Seller’s lien in the vehicle sold to the Obligor in connection with each Future Contract.

     “Future Contract(s)” means each retail installment contract, loan agreement, note and/or security agreement evidencing indebtedness for purchase of automobiles and light trucks owned by Seller and identified to Buyer prior to the date hereof as Autostar lot codes 5400, 6600 and 9000, together with all documents and agreements delivered in connection therewith, including, without limitation, all service agreements, representations and warranties and modifications, restructurings, extensions, consolidations and amendments thereof.

     “Future Loans” means the outstanding loan obligations and debts evidenced by the Future Contracts, and includes (a) the Future Contracts; (b) all rights to payment and other rights, title and interests of the Seller in, to and under the Future Contracts, specifically including, all accrued interest; (c) each Future Collateral Document applicable to the Future Loans; (d) all rights, title, interests, powers, liens or security interests of the Seller in, to or under each Future Collateral Document applicable to the Future Contracts; (e) any right, claim or cause of action, and any liability or counterclaim associated therewith, arising out of or in connection with litigation pending, if any; (f) any judgment or execution based upon the Future Contracts or any Future Collateral Document, to the extent attributable thereto, and any lien arising from any such judgment or execution; and (h) all other documents held by Seller contained in the Review File with respect to the Loans.

     “Future Loan Purchase Price” means an amount to negotiated in good faith between Buyer and Seller, which Future Loan Purchase price shall in any event be not less than $1,000,000.

     “Future Review File” means all instruments and documents, in the files of the Seller pertaining to the Future Loans, including without limitation, the Future Contracts and any Future Collateral Documents and any loan or inventory summaries prepared by or on behalf of the Seller, but excluding any documents prepared by or for the use of Seller regarding the valuation of the Future Loans.

     “Governmental Authority” means any government or any agency, bureau, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

     “Laws” means all applicable laws (including common law), statutes, rules, codes, ordinances or any requirement of any Governmental Authority.

     “Lenders” has the meaning assigned to that term in that certain Loan and Security Agreement dated as of July 19, 2006 between TSM Holdings, Ltd., a Texas limited Partnership, Ranger Credit Company, LLC, Ranger Credit Partners II, Ltd, Design Extended Service, Ltd, George C. McIngvale, Jr., Debora McIngvale, the lenders from time to time party thereto, and Seller, as administrative agent for the benefit of such lenders.

     “Loans” means the outstanding loan obligations and debts evidenced by the Contract(s) and described on Schedule A hereto, and includes (a) the Contracts; (b) all rights to payment and other rights, title and interests of the Seller in, to and under the Contracts, specifically including, all accrued interest; (c) each Collateral Document applicable to the Loans; (d) all rights, title, interests, powers, liens or security interests of the Seller in, to or under each Collateral Document; (e) all Collections received by the Seller on or after the effectiveness of the Closing pursuant to Section 2(d) hereof (but only to the extent actually collected in good funds, and excluding any Collections received by the Consignee for the benefit of Seller prior to the effectiveness of the Closing but not remitted to the Seller until after the Closing) ; (f) any right, claim or cause of action, and any liability or counterclaim associated therewith, arising out of or in connection with litigation pending, if any; (g) any judgment or execution based upon the Contracts or any Collateral Document, to the extent attributable thereto, and any lien arising from any such judgment or execution; and (h) all other documents held by Seller contained in the Review File with respect to the Loans.

     “Motor Vehicle Inventory” means the passenger cars and light trucks described on Schedule B hereto.

     “New Custodial Agreement” means a Custodial Agreement to be executed by and among Buyer, SWC Services LLC, as administrative agent for certain lender parties and the New Custodian.

     “New Custodian” means CAR Financial Services, Inc., in its capacity as the “Custodian” under that certain New Custodial Agreement.

     “Obligor” means the maker, co-maker of the Contracts and any guarantor, surety or other primary, secondary or other party obligated with respect to the Loans or any performance or payment obligation in connection therewith, and any other party who has granted collateral for or whose property or any part thereof is subject to any encumbrance securing the Loans or any performance or payment obligation in connection therewith

     “OCCC” means the Texas Office of the Consumer Credit Commissioner.

     “OCCC License” means that certain Motor Vehicle Sales Finance License (License No. 12391-51449) issued by the OCCC to Seller under Chapter 348 of the Texas Finance Code.

     “Order” means any decree, injunction, judgment, order, ruling or writ of any Governmental Authority.

     “Purchase Price” has the meaning assigned to that term in Section 3.

     “Review File” means all instruments and documents, in the files of the Seller pertaining to the Loans and Motor Vehicle Inventory, including without limitation, the Contracts and any Collateral Documents and any loan or inventory summaries prepared by or on behalf of the Seller, but excluding any documents prepared by or for the use of Seller regarding the valuation of the Loans or Motor Vehicle Inventory.

     “Transaction Documents” means this Agreement and the Agreement to Operate, together with all other agreements, instruments or documents entered into or executed in connection herewith or therewith, in each case, as amended, supplemented or otherwise modified from time to time.

     “Transferred Assets” means the Loans and the Motor Vehicle Inventory.

     “UCC” means the Uniform Commercial Code as in effect from time to time in the State of Illinois. Section references herein with respect to the UCC are to Article 9 of the Uniform Commercial Code as in effect from time to time in the State of Illinois.

2.      PURCHASE AND SALE.

          (a) Purchase and Sale of the Transferred Assets. Subject to the terms and conditions of this Agreement, on the Closing Date, Seller shall sell, transfer and assign to Buyer, and Buyer shall purchase and acquire from Seller, all of the Transferred Assets. Title to and ownership of the Transferred Assets shall be vested in the Buyer on the Closing Date following Seller’s receipt of the Purchase Price.

          (b) Assumption of Liabilities. Except with respect to obligations and liabilities under the Contracts acquired from Seller pursuant hereto, which obligations Buyer hereby expressly assumes, or as otherwise expressly set forth herein, Buyer does not and will not assume any obligation or liability of the Seller hereby.

          (c) Transfer of Transferred Asset Documentation. Promptly following the execution and delivery of the New Custodian Agreement, Seller shall (i) promptly deliver all Contracts and other components of the Review File in the possession of Seller (including originals to the extent in Seller’s possession) to the New Custodian on behalf of the Buyer, and (ii) direct the Existing Custodian to promptly deliver all Contracts and other components of the Review File in the possession of the Existing Custodian (including originals, to the extent in Existing Custodian’s possession) to the New Custodian on behalf of the Buyer (the foregoing, collectively, the “Closing Documents”).

          (d) Effective Time of Closing. The Closing shall be effective as of 2:30 p.m. central time on the Closing Date.

          (e) Transfer of OCCC License. Subject to the terms and conditions of this Agreement, Seller shall transfer and assign to Buyer, and Buyer shall acquire from Seller, the OCCC License, provided that such transfer and assignment shall occur only following the (i) the Closing of the purchase and sale of the Transferred Assets pursuant hereto and (ii) the receipt by

Seller of evidence satisfactory to Seller of the approval of the OCCC to the transfer of the OCCC License to Buyer pursuant to the terms hereof. The Seller shall have no liability or responsibility to Buyer to cause the transfer of the OCCC License in the event such transfer is not approved by the OCCC. Buyer covenants and agrees with Seller that Buyer shall, within five (5) Business Days after the date hereof, submit a properly completed application to the OCCC for (i) the issuance of a Motor Vehicle Sales Finance License under Chapter 348 of the Texas Finance Code and (ii) the transfer of the OCCC License from Seller to Buyer, and shall provide Seller with a copy of such application as well as copies of any correspondence with the OCCC with respect to such application promptly after receipt thereof. Buyer shall use its best efforts to cause the OCCC to (i) issue a Motor Vehicle Sales Finance License under Chapter 348 of the Texas Finance Code and/or (ii) consent to the transfer of the OCCC License from Seller to Buyer. The obligation of Seller to transfer the OCCC License to Buyer pursuant hereto shall terminate on June 24, 2008 in the event such transfer has not been approved by the OCCC on or before such date.

3.      PURCHASE PRICE. The purchase price for the Transferred Assets (and, subject to the prior approval of the OCCC, the transfer of the OCCC License) shall be Sixteen Million and No/100 Dollars ($16,000,000) (the “Purchase Price”), such purchase price to be paid in cash by Buyer to Seller on the Closing Date.

4.      DELIVERIES.

          (a) Deliveries by Seller. At the Closing, Seller shall deliver, or cause to be delivered, to Buyer the following:

     (i) an executed transfer statement substantially in the form of Schedule C hereto;

     (ii) the Agreement to Operate, duly executed by Seller; and

     (iii) such other instruments or documents as Buyer reasonably may request to fully evidence the transfer of the Transferred Assets and to confer upon Buyer the benefits contemplated by this Agreement.

          (b) Deliveries by Buyer. At the Closing, Buyer shall deliver, or cause to be delivered, to Seller the following:

     (i) Purchase Price: The Purchase Price, paid to Seller in good and available funds to such account as Seller may designate to Buyer at the time of the Closing.

     (ii) Agreement to Operate. The Agreement to Operate, duly executed by Buyer;

     (iii) Secretary’s Certificates; Resolutions of Buyer: A certificate from the Secretary of Buyer attesting to following: (x) the incumbency of the officers of Buyer signing the Transaction Documents, (y) the Buyer’s organizational documents, and (z) the resolutions of Buyer’s Board of Directors authorizing the execution, delivery, and performance of this Agreement and the other Transaction Documents to which Buyer is a party; and

     (iv) Good Standing Certificate: A Good Standing Certificate (or the local equivalent) for Buyer from the Secretary of State of the State of Florida.

5.      TERMS OF SALE.

          (a) THE SOLE REPRESENTATIONS AND WARRANTIES MADE BY SELLER TO BUYER ARE SET FORTH IN SECTION 6 OF THIS AGREEMENT.

          (b) IN ADDITION TO THE LIMITATION ON REPRESENTATIONS AND WARRANTIES IN THE PRECEDING SECTION 5(a), THE TRANSFERRED ASSETS AND OCCC LICENSE ARE BEING SOLD TO BUYER HEREUNDER “AS-IS, WHERE-IS”, WITHOUT RECOURSE TO SELLER, AND NONE OF SELLER, ANY LENDER, OR ANY OFFICERS, AFFILIATES, DIRECTORS, MANAGERS, EMPLOYEES, ATTORNEYS, AGENTS OR REPRESENTATIVES OF SELLER OR ANY LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY GUARANTY, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, POSSESSION, QUIET ENJOYMENT OR THE LIKE IN THIS DISPOSITION, OR TO VALUE, CONDITION, DESIGN, MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF ANY OF THE TRANSFERRED ASSETS OR THE OCCC LICENSE OR AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE AND WHETHER KNOWN OR UNKNOWN, OR AS TO ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE TRANSFERRED ASSETS OR THE OCCC LICENSE (INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY RELATING TO (I) THE ASSIGNABILITY OR TRANSFERABILITY OF ANY OF THE CONTRACTS OR COLLATERAL DOCUMENTS CONSTITUTING A PART OF THE TRANSFERRED ASSETS OR THE OCCC LICENSE ITSELF, (II) THE EXISTENCE ON THE CLOSING DATE OF ANY SPECIFIC ITEMS CONSTITUTING THE TRANSFERRED ASSETS OR THE QUANTITY OR QUALITY THEREOF, (III) THE VALUE OR CONDITION OF ANY OF THE TRANSFERRED ASSETS, OR ANY MOTOR VEHICLES SECURING THE LOANS OR THE EXISTENCE, SUFFICIENCY OR PERFECTION OF ANY LIEN SECURING THE PAYMENT OF ANY LOAN, (IV) THE COLLECTABILITY OF ANY LOAN), ALL OF WHICH ARE HEREBY EXPRESSLY EXCLUDED AND EXTINGUISHED, AND BUYER HEREBY WAIVES ALL WARRANTIES, GUARANTEES, RIGHTS AND REMEDIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY OBLIGATION OR LIABILITY OF SELLER OR ANY LENDER WITH RESPECT TO ANY IMPLIED WARRANTY OF MERCHANTABILITY, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, USAGE OF TRADE, ANY IMPLIED WARRANTY OF FITNESS AND ANY DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF SELLER OR ANY LENDER, AND ANY RISKS WITH RESPECT

THERETO ARE HEREBY ASSUMED BY BUYER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER DOES NOT REPRESENT, WARRANT OR INSURE THE ACCURACY, SUFFICIENCY OR COMPLETENESS OF ANY INFORMATION OR ITS SOURCES OF INFORMATION CONTAINED IN THE REVIEW FILE, THE COLLATERAL DOCUMENTS, THE CONTRACT(S) OR THE LOANS (WHETHER CONTAINED IN ORIGINALS, DUPLICATE ORIGINALS, COPIES, OR MAGNETIC MEDIA, INCLUDING COMPUTER TAPES AND DISKS), INCLUDING WITHOUT LIMITATION ANY REPORTS OR OTHER INFORMATION PREPARED BY ACCOUNTANTS, ENGINEERS, APPRAISERS, ENVIRONMENTAL CONSULTANTS OR OTHER PROFESSIONALS.

6.      REPRESENTATIONS AND WARRANTIES OF SELLER.

     Seller hereby represents and warrants to Buyer as follows:

          (a) Organization; Authorization. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary limited liability company action of Seller. This Agreement has been duly and validly executed by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms.

          (b) No Conflict. Neither the execution and delivery of this Agreement nor the consummation of any or all of the transactions contemplated hereby will (i) violate the certificate or articles of formation or operating agreement (or other governing instrument) of Seller, (ii) violate, be in conflict with, or constitute a default under, or require the consent of any third party to, any material contract or other agreement to which Seller is a party; or (iii) to the knowledge of Seller, violate any statute, law or regulation of any Governmental Authority applicable to Seller.

          (c) Agent’s Authority. Seller has all necessary power and authority to act as agent for the Lenders in connection with Seller’s execution and delivery of this Agreement and the performance of its obligations hereunder. The Seller’s execution, delivery and performance of this Agreement have been duly authorized by all the Lenders.

          (d) Brokers; Agents. Seller has not defaulted with any agent, finder, broker or other representative in any manner which could result in Buyer being liable for any fee or commission in the nature of a finder’s fee or originator’s fee in connection with the subject matter of this Agreement.

          (e) Transfer Free of Liens. The transfer of the Transferred Assets and the OCCC License to Buyer provided in this Agreement will transfer to Buyer all of the Seller’s right, title and interest in the Transferred Assets and the OCCC License free and clear of any security interest or other liens or encumbrances save and except any liens or encumbrances created by Buyer (including, without limitation, the lien and security interest of SWC Services LLC and the Seller, in their respective capacities as “Administrative Agent” and “Additional

Collateral Agent” under that certain Second Amended and Restated Loan & Security Agreement dated as of the date hereof between Buyer, certain of its affiliates, such “Administrative Agent” and “Additional Collateral Agent” and the lenders from time to time party thereto).

     Except as specifically set forth in this Section 6, Seller makes no representations or warranties of any kind to Buyer. Seller shall be liable to Buyer for any losses incurred by Buyer due to a breach of any of Seller’s representations or warranties contained in this Section 6; provided that Buyer agrees that Seller’s liability in the event that any representation or warranty of Seller is breached shall not, in any event, exceed the Purchase Price.

7.      REPRESENTATIONS AND WARRANTIES OF BUYER.

     Buyer represents and warrants to Seller as follows:

          (a) Organization of Buyer; Authorization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Buyer. This Agreement has been duly and validly executed by Buyer and constitutes a legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms.

          (b) No Conflict as to Buyer. Neither the execution and delivery of this Agreement nor the consummation of any or all of the transactions contemplated hereby will (i) violate the certificate or articles of incorporation or by-laws (or other governing instrument) of Buyer; (ii) violate, be in conflict with, or constitute a default under, or require the consent of any third party to, any material contract or other agreement to which Buyer is a party; or (iii) to the knowledge of Buyer, violate any statute, law or regulation of any Governmental Authority applicable to Buyer.

          (c) Brokers; Agents. Buyer has not dealt with any agent, finder, broker or other representative in any manner which could, solely as a result of action by Buyer, result in Seller being liable for any fee or commission in the nature of a finder’s fee or originator’s fee in connection with the subject matter of this Agreement.

          (d) Decision to Purchase. Buyer’s bid and decision to purchase the Loans and Motor Vehicle Inventory is based upon its own comprehensive review and independent expert evaluation and analysis of the Review File and other materials deemed relevant by Buyer and its agents. Buyer has made such independent investigation as Buyer deems to be warranted into the nature, title, attachment, perfection, priority, validity, enforceability, legality, collectability, and value of the Loans and Motor Vehicle Inventory, the title, condition and value of any collateral securing the Loans, the market conditions, regulatory environment, and other characteristics of the places where any such collateral is located, and all other facts it deems material to the purchase of the Loans or Motor Vehicle Inventory.

          (e) No Reliance. In entering into this Agreement and the other Transaction Documents, Buyer has not relied upon any oral or written information from the Seller, the Lenders, Existing Custodian, Cornerstone Finance, or any of their respective officers, employees, members, shareholders, agents, attorneys, representatives or affiliates, other than the limited express representations and warranties of the Seller contained herein. Buyer acknowledges that no officer, employee, member, shareholder, agent, attorney, representative or affiliate of the Seller, the Lenders, Existing Custodian, or Cornerstone Finance has been authorized to make, and that the Buyer has not relied upon, any statements, representations or warranties other than those specifically contained in this Agreement

     Buyer shall be liable to Seller for any losses incurred by Seller due to a breach of any of Buyer’s representations or warranties contained in this Section 7; provided that Seller agrees that Buyer’s liability in the event that any representation or warranty of Buyer is breached shall not, in any event, exceed the Purchase Price.

8.      CONDITIONS TO BUYER’S OBLIGATION TO EFFECT CLOSING.

     Buyer shall not be obligated to effectuate the Closing unless each of the following conditions, any one or more of which may be waived by Buyer, are satisfied as of the Closing Date:

          (a) Representations and Warranties and Covenants. (i) The representations and warranties of Seller set forth in this Agreement shall be true and correct in all material respects as of the Closing Date, and (ii) Seller shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by Seller on or before the Closing.

          (b) Seller Deliveries. Seller shall have satisfied all of its delivery requirements under Section 4(a) above.

          (c) No Litigation. As of the Closing Date, Buyer shall not have received any notice of any action, suit, claim, litigation or proceeding (whether initiated or threatened) relating in any manner to the sale of the Transferred Assets hereunder, including any such action, suit, claim, litigation or proceeding (whether initiated or threatened) which questions the validity of the transactions contemplated hereunder and under the Transaction Documents or the commercial reasonableness of the sale contemplated by this Agreement.

     Buyer’s payment of the Purchase Price shall be deemed to evidence Buyer’s agreement that all conditions set forth in this Section 8 are satisfied.

9.      CONDITIONS TO SELLER’S OBLIGATION TO EFFECT CLOSING.

     Seller shall not be obligated to effectuate the Closing unless each of the following conditions, any one or more of which may be waived by Seller, are satisfied as of the Closing Date:

          (a) Representations and Warranties. (i) The representations and warranties of Buyer set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date and (ii) Buyer shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by Buyer on or before the Closing.

          (b) Buyer Deliveries. Buyer shall have satisfied all of its delivery requirements under Section 4(b) above.

          (c) Receipt of Purchase Price. Seller shall have received the Purchase Price from the Buyer.

          (d) No Litigation. As of the Closing Date, Seller shall not have received any notice of any action, suit, claim, litigation or proceeding (whether initiated or threatened) relating in any manner to the sale of the Transferred Assets hereunder, including any such action, suit, claim, litigation or proceeding (whether initiated or threatened) which questions the validity of the transactions contemplated hereunder and under the Transaction Documents or the commercial reasonableness of the sale contemplated by this Agreement.

10.      COVENANTS TO BE PERFORMED FOLLOWING THE CLOSING.

     From and after the effectiveness of the Closing the Seller agrees to promptly remit to the Buyer (or to SWC Services LLC, in their capacity as “Administrative Agent” under that certain Second Amended and Restated Loan & Security Agreement dated as of the date hereof between Buyer, certain of its affiliates, such “Administrative Agent” and “Additional Collateral Agent” and the lenders from time to time party thereto, for application to the Indebtedness (as defined in such Second Amended and Restated Loan and Security Agreement) any Collections actually received by Seller in respect of the Transferred Assets, including, without limitation, any Collections remitted to Seller from Consignee, provided, that any Collections received for the benefit of the Seller prior to the effectiveness of the Closing but not remitted to Seller under after the effectiveness of the Closing shall be permitted to be retained by the Seller. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT, OTHER THAN AS SET FORTH IN THE PRECEDING SENTENCE, FROM AND AFTER THE CLOSING, THE SELLER SHALL HAVE NO RESPONSIBILITY OR LIABILITY TO THE BUYER OR ANY OTHER PERSON TO PURSUE COLLECTION OR PAYMENT ON THE LOANS FROM APPLICABLE OBLIGORS OR OTHERWISE, AND THAT BUYER SHALL HAVE THE SOLE RESPONSIBILITY TO PURSUE COLLECTION AND PAYMENT ON THE LOANS FROM APPLICABLE OBLIGORS OR OTHERWISE.

11.      AGREEMENT TO OPERATE; INDEMNITY.

Seller shall not incur or be responsible for any liability or obligation relating to or arising from the Buyer’s operation of its Business (as defined in the Agreement to Operate) from and after the date hereof. Notwithstanding Seller’s acceptance of responsibility to the OCCC and the Buyer’s customers for the acts of the Buyer pursuant to Section 2 of the Agreement to Operate, Buyer hereby agrees that Buyer shall indemnify and hold Seller harmless from and against any and all claims, liabilities, obligations, losses, damages, penalties, fines, actions, judgments, suits, costs, expenses or disbursements actually incurred of any kind or nature whatsoever in any way relating to or arising out of the Agreement to Operate (including, without limitation, liability of the Seller to the OCCC or the Buyer’s customers pursuant to Section 2 thereof), the Buyer’s operation of its Business (including, without limitation, actions and omissions of Buyer in respect of the Transferred Assets), or any action taken or omitted by Seller, or any of its officers, directors, employees or agents (including accountants, attorneys or other professionals hired by Seller) under the Agreement to Operate, except to the extent such indemnified matters are finally found by a court of competent jurisdiction to be caused by Seller’s gross negligence or willful misconduct. The rights of Seller and the indemnity obligations of Buyer hereunder shall survive the termination of this Agreement and/or the Agreement to Operate.

12.      MISCELLANEOUS.

          (a) Notices. All notices, requests, demands, consents and other communications required or permitted under this Agreement shall be in writing and shall be considered to have been duly given when (i) delivered by hand, (ii) sent by telecopier (with receipt confirmed), provided that a copy is mailed (on the same date) by certified or registered mail, return receipt requested, postage prepaid, or (iii) received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may from time to time designate as to itself by notice similarly given to the other party in accordance herewith). A notice of change of address shall not be deemed given until received by the addressee.

If to Buyer, to it at:

Texas Auto Credit, Inc.
7405 Tamiami Trail
Sarasota, FL 34243
Attention: Stanton C. Heintz
Facsimile: (941) 308-2718

If to Seller, to it at:

AGM, LLC
1033 Skokie Boulevard
Suite 620
Northbrook, Illinois 60062
Attention: Greg Bell
Facsimile: (847) 504-1554

          (b) Entire Agreement. This Agreement and the instruments, agreements, exhibits and other documents contemplated hereby supersede all prior discussions and agreements between the parties with respect to the matters contained herein and this Agreement and the instruments, agreements and other documents contemplated hereby contain the entire agreement between the parties hereto with respect to the transactions contemplated hereby.

          (c) Further Assurances. After the Closing, each of the parties hereto shall hereafter, at the reasonable request of the other party hereto, execute and deliver such other instruments of transfer and further documents and agreements, and do such further acts and things as may be necessary to carry out the provisions of this Agreement. If after the Closing

Seller receives any cash, checks or other property constituting Transferred Assets or any proceeds of the Transferred Assets, Seller will promptly forward the same to Buyer.

          (d) Waiver. Any term or condition of this Agreement may be waived at any time by the party thereto which is entitled to the benefit thereof, but such waiver shall only be effective if evidenced by a writing signed by such party. A waiver on one occasion shall not be deemed to be a waiver of the same of any other breach on a future occasion.

          (e) Amendment. Except as otherwise expressly provided herein, this Agreement may be amended only by a writing signed by all the parties hereto.

          (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Each party hereto may deliver its signature page by facsimile transmission, and any such facsimile of a signature page to this Agreement shall be treated as an original signature page for all purposes under this Agreement.

          (g) Binding Agreement; Assignment; No Third Party Beneficiaries. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by any party hereto, without the prior written consent of the other party. Any purported assignment without such consent shall be void.

          (h) Costs and Expenses; Taxes. Seller and Buyer shall bear the costs and expenses incurred by it in connection with the preparation, execution and performance of this Agreement, and Buyer shall bear the costs of all (i) personal property taxes, sales taxes and use taxes arising or to be paid by Seller, the Lenders or the Buyer or otherwise in connection with the transactions contemplated by this Agreement and (ii) fees, costs and expenses in connection with the transfer of title to any of the Transferred Assets to Buyer, whether in the nature of recording fees, transfer, documentary or stamp taxes, or otherwise. Buyer hereby agrees to indemnify and hold the Seller and the Lenders harmless from and against any and all claims, liability, costs and expenses arising out of or in connection with the failure of the Buyer to pay any such amount on a timely basis. The Seller shall be entitled to require the payment of any such fees and taxes at or prior to the closing and as a condition thereof.

          (i) Headings. The headings in this Agreement are for convenience of reference only and should not be deemed a part of this Agreement.

          (j) Recitals. The recitals to this Agreement are hereby incorporated into this Agreement and made a part hereof.

          (k) Representations and Warranties. Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document, the representations and warranties made by Seller and Buyer hereunder in Sections 6(a), 6(b), 7(a) and 7(b) shall survive the Closing indefinitely, and all other representations and warranties shall only survive the Closing until December 24, 2008, at which time such representations and warranties (other than those in Sections 6(a), 6(b), 7(a) and 7(b)) shall terminate.

13.      CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER.

     THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE CITY OF CHICAGO, STATE OF ILLINOIS, AND BUYER IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS. EACH OF BUYER AND SELLER WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION. BUYER AND SELLER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF BUYER AND SELLER REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

14.      SUBSEQUENT ASSET PURCHASE.

     The Buyer hereby covenants and agrees with the Seller that it shall, at any time prior to January 10, 2008, upon not less than two (2) business days prior written notice from the Seller, purchase Future Loans from the Seller at the applicable Future Loan Purchase Price pursuant to the terms of an asset purchase agreement substantially in the form of this Agreement.

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date first above written.

SELLER:

AGM, LLC, a Delaware limited liability
company
By:
Name:
Title:

BUYER:

TEXAS AUTO CREDIT, INC., a Florida
corporation

By:
Name:
Title: